Exhibit 99.2

Fourth Quarter 2025 Supplemental

Disclaimers Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Fourth Quarter 2025 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.’s (the “Company”) expectations regarding its performance, interest expense savings, balance sheet, net income or loss attributable to common stockholders and per diluted share, NAREIT FFO attributable to common stockholders and per diluted share, NFFO attributable to common stockholders and per diluted share, NOI growth, total portfolio Same-Store NOI growth, segment-level Same-Store NOI growth, occupancy, revenue growth, purchases and sales of assets, development plans, and the settlement of forward sale agreements may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company’s management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, changing macroeconomic conditions, domestic legal and fiscal policies, and geopolitical conditions and other risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement.

Disclaimers Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, Net Debt-to-Annualized Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company’s non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, and investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flows provided by operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. In addition, management uses Net Debt-to-Annualized Adjusted EBITDA as a measure of our ability to service our debt. NAREIT Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss) as determined in accordance with GAAP. However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful.Net Operating IncomeWe believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and are useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance.

Overview & Financial Highlights (as of 12/31/2025)

(dollars in thousands, except per share)

Portfolio Overview

	Campuses/ Properties	Beds/Units[1]	Leased %[2]	Weighted Average Lease Term (years)	Pro-Rata[3][4] Annualized Cash NOI		Consolidated[4] Annualized Cash NOI	
Integrated Senior Health Campuses (ISHC)	147	14,955	90.1%	—	$278,984	59.3%	$278,984	59.2%
Outpatient Medical (OM)	71	3,685	88.9%	5.0	73,288	15.6%	73,288	15.5%
Senior Housing Operating Properties (SHOP)	83	7,188	89.1%	—	82,976	17.6%	83,204	17.7%
Triple-Net Leased Properties	18	1,420	89.2%	12.7	30,388	6.5%	31,160	6.6%
Debt Security Investment	—	—	—	—	4,668	1.0%	4,668	1.0%
Total	**319**			**6.8**	**$470,304**	**100.0%**	**$471,304**	**100.0%**

Same-Store NOI Performance[3][4]

	Campuses / Properties	Q4 2024	Q4 2025	% Change	FY 2024	FY 2025	% Change
ISHC	116	$56,413	$64,310	14.0%	$210,021	$248,575	18.4%
OM	67	18,164	18,560	2.2%	72,046	73,582	2.1%
SHOP	46	9,952	12,401	24.6%	37,125	46,489	25.2%
Triple-Net Leased Properties	17	7,307	7,440	1.8%	29,123	29,265	0.5%
Total	**246**	**$91,836**	**$102,711**	**11.8%**	**$348,315**	**$397,911**	**14.2%**

Consolidated Annualized Cash NOI



Debt Security Investment 1.0%
OM 15.5%
Triple-Net Leased Properties 6.6%
ISHC 59.2%
SHOP 17.7%

Earnings Highlights[4]

	Q4 2024	Q4 2025	% Change	FY 2024	FY 2025	% Change
NAREIT FFO per share - diluted	$0.37	$0.44	18.9%	$1.26	$1.76	39.7%
Normalized FFO per share - diluted	$0.40	$0.46	15.0%	$1.41	$1.72	22.0%

(1) OM represents GLA in thousands, rather than Beds/Units.
(2) ISHC, SHOP, and Triple-Net Leased Properties report occupancies as quarter averages, whereas OM is quarter-end spot occupancy.
(3) Represents all properties at Pro-Rata ownership based upon current quarter's ownership percentage.
(4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four.
Note: Except as otherwise noted, all data herein is presented on a consolidated basis. The contents of this Supplemental are unaudited and totals may not add due to rounding.

American Healthcare REIT 4

Integrated Senior Health Campuses

(dollars in thousands)

Total Portfolio [1]	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Campuses	126	125	124	133	147	—	—
IL/AL/MC units	5,565	5,530	5,431	6,045	6,781	5,565	6,781
SNF beds	7,355	7,310	7,226	7,500	8,174	7,355	8,174
Consolidated total beds/units	12,920	12,840	12,657	13,545	14,955	12,920	14,955
Average occupancy	87.5%	88.5%	88.8%	89.6%	90.1%	86.5%	89.3%
Cash revenue [2]	$421,516	$421,884	$422,624	$449,719	$467,027	$1,618,038	$1,761,254
Operating expenses	360,629	361,942	355,476	381,369	397,281	1,397,117	1,496,068
Cash NOI [2]	$60,887	$59,942	$67,148	$68,350	$69,746	$220,921	$265,186
Cash NOI margin %	14.4%	14.2%	15.9%	15.2%	14.9%	13.7%	15.1%
Maintenance Capex	$4,569	$4,109	$3,711	$4,863	$5,026	$14,749	$17,709

Same-Store [1]	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q4 2025 vs Q4 2024	FY 2024	FY 2025	FY 2025 vs FY 2024
Campuses	116	116	116	116	116		116	116	
Consolidated beds/units	11,940	11,942	11,936	11,938	11,935		11,940	11,935	
Average occupancy	87.8%	88.8%	88.9%	90.2%	90.6%	275 bps	87.1%	89.6%	250 bps
Same-Store revenue [2]	$312,432	$319,457	$322,943	$335,735	$339,210	8.6%	$1,194,983	$1,317,345	10.2%
Same-Store operating expenses	256,019	260,637	260,860	272,373	274,900	7.4%	984,962	1,068,770	8.5%
Compensation	165,918	162,590	165,088	171,342	177,640	7.1%	630,125	676,660	7.4%
Controllable [3]	81,343	87,657	85,216	90,890	89,347	9.8%	319,425	353,110	10.5%
Non-Controllable [4]	8,758	10,390	10,556	10,141	7,913	(9.6%)	35,412	39,000	10.1%
Same-Store NOI [2]	$56,413	$58,820	$62,083	$63,362	$64,310	14.0%	$210,021	$248,575	18.4%
Same-Store NOI margin %	18.1%	18.4%	19.2%	18.9%	19.0%	90 bps	17.6%	18.9%	129 bps

(1) Prior periods' information is presented to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) See reconciliations in the appendix of this presentation.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT 5

ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q4 2024 Q4 2025 % change Q4 2024 Q4 2025 Q4 2024 Q4 2025 Private $386.33 $407.53 5.5% 11.8% 11.1% 13.5% 13.0% Managed care/insurance $431.37 $421.65 (2.3%) 0.3% 0.3% 0.4% 0.4% Medicaid $314.95 $320.83 1.9% 23.1% 20.8% 21.5% 19.2% Hospice Medicaid $310.13 $322.91 4.1% 3.1% 3.2% 2.9% 3.0% Medicare $691.02 $727.05 5.2% 11.3% 10.6% 23.2% 22.1% Medicare Advantage $562.70 $611.24 8.6% 6.1% 7.4% 10.1% 12.9% Total skilled nursing $433.86 $459.94 6.0% 55.7% 53.4% 71.6% 70.6% Total senior housing $183.80 $189.70 3.2% 44.3% 46.6% 24.1% 25.4% Ancillary revenue $14.53 $13.82 (4.9%) 0.0% 0.0% 4.3% 4.0% Total, including ancillary revenue $335.28 $345.62 3.1% 100.0% 100.0% 100.0% 100.0% Quality Mix 73.8% 76.0% 75.6% 77.8%

Outpatient Medical

(dollars and square feet in thousands, except revenue per square foot and NOI per square foot)

Total Portfolio	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Properties	81	81	78	73	71	—	—
Consolidated GLA (sq ft)	4,262	4,260	3,952	3,825	3,685	4,262	3,685
Ending occupancy	87.9%	87.4%	86.1%	86.5%	88.9%	87.9%	88.9%
Cash revenue[1]	$32,439	$32,697	$30,185	$30,131	$29,558	$132,755	$122,571
Operating expenses	12,115	12,404	11,621	11,458	11,236	49,477	46,719
Cash NOI[1]	$20,324	$20,293	$18,564	$18,673	$18,322	$83,278	$75,852
Cash NOI margin %	62.7%	62.1%	61.5%	62.0%	62.0%	62.7%	61.9%
Revenue per square foot	$30.44	$30.70	$30.55	$31.51	$32.08	$31.15	$33.26
Cash NOI per square foot	$19.07	$19.05	$18.79	$19.53	$19.89	$19.54	$20.58
Maintenance Capex	$3,724	$7,355	$2,904	$4,924	$8,225	$12,019	$23,408

Same-Store	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q4 2025 vs Q4 2024	FY 2024	FY 2025	FY 2025 vs FY 2024
Properties	67	67	67	67	67		67	67	
Consolidated GLA (sq ft)	3,493	3,490	3,493	3,493	3,493		3,493	3,493	
Ending occupancy	92.3%	92.2%	91.7%	91.8%	92.0%	(35 bps)	92.3%	92.0%	(35 bps)
Same-Store revenue[1]	$28,529	$28,806	$28,677	$29,359	$28,993	1.6%	$113,293	$115,835	2.2%
Same-Store operating expenses	10,365	10,579	10,468	10,773	10,433	0.7%	41,247	42,253	2.4%
Same-Store NOI[1]	$18,164	$18,227	$18,209	$18,586	$18,560	2.2%	$72,046	$73,582	2.1%
Same-Store NOI margin %	63.7%	63.3%	63.5%	63.3%	64.0%	35 bps	63.6%	63.5%	(7 bps)
Same-Store revenue per square foot	$32.67	$33.02	$32.84	$33.62	$33.20		$32.43	$33.16	
Same-Store NOI per square foot	$20.80	$20.89	$20.85	$21.28	$21.25		$20.63	$21.07	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT 7

Outpatient Medical (as of 12/31/2025) (dollars and square feet in thousands) Tenants ABR % S&P Credit Rating Christus Good Shepherd Health System $7,876 9.2% A Prime Healthcare 2,575 3.0% B-Montefiore Medical Center 2,470 2.9% BBB-Atrius Health, Inc. 2,294 2.6% BBB Cullman Regional Medical Center 1,945 2.3% —Remaining portfolio 68,641 80.0% Total $85,801 100.0% OM Absorption Trailing 12-months Retention Occupied Square Feet as of December 31, 2024 3,747 78.6% Expirations (598) Renewals 460 New leases 108 Square Feet % Terminations (38) On-campus/adjacent 1,767 47.9% Adjustment/remeasurement 1 Off-campus Affiliated 1,123 30.5% Dispositions (403) Unaffiliated 795 21.6% Occupied Square Feet as of December 31, 2025 3,277 Total 3,685 100.0%

Outpatient Medical (as of 12/31/2025) (dollars and square feet in thousands, except average rent per square foot) Expiring Leases (1) # of Expiring Average Rent per Year Total Sq. Ft. % of GLA ABR (2) % of Total ABR Leases Sq. Ft. 2026 70 282 8.6% $5,968 6.0% $21.16 2027 57 375 11.4% 10,671 10.8% 28.46 2028 59 502 15.2% 14,771 15.0% 29.42 2029 61 500 15.2% 14,115 14.3% 28.23 2030 52 387 11.7% 11,744 11.9% 30.35 Thereafter 116 1,254 37.9% 41,488 42.0% 33.08 Total 415 3,300 100.0% $98,757 100.0% $29.93 (1) Includes future leases signed, but not commenced. (2) Indicates total ABR expiring in the applicable year.

Senior Housing Operating Properties

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Properties	70	69	70	73	83	—	—
IL/AL/MC units	5,465	5,391	5,578	5,833	7,087	5,465	7,087
SNF beds	100	100	101	101	101	100	101
Consolidated total beds/units	5,565	5,491	5,679	5,934	7,188	5,565	7,188
Average occupancy	86.0%	85.5%	85.7%	87.6%	89.1%	84.5%	87.1%
Cash revenue[1]	$73,271	$73,376	$77,184	$82,061	$96,684	$262,945	$329,305
Operating expenses	60,676	61,347	62,309	65,886	75,940	222,563	265,482
Cash NOI[1]	$12,595	$12,029	$14,875	$16,175	$20,744	$40,382	$63,823
Cash NOI margin %	17.2%	16.4%	19.3%	19.7%	21.5%	15.4%	19.4%
RevPOR	$5,136	$5,246	$5,346	$5,354	$5,438	$4,974	$5,351
Maintenance Capex	$4,393	$2,814	$3,489	$4,559	$5,144	$13,163	$16,006

Same-Store	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q4 2025 vs Q4 2024	FY 2024	FY 2025	FY 2025 vs FY 2024
Properties	46	46	46	46	46		46	46	
Consolidated beds/units	4,068	4,082	4,082	4,087	4,087		4,068	4,087	
Average occupancy	87.7%	86.8%	86.9%	88.9%	90.6%	288 bps	86.4%	88.3%	195 bps
Same-Store revenue[1]	$52,726	$53,808	$54,730	$56,133	$56,974	8.1%	$204,383	$221,645	8.4%
Same-Store operating expenses	42,774	43,323	43,211	44,049	44,573	4.2%	167,258	175,156	4.7%
Compensation	25,329	25,077	25,431	25,664	26,283	3.8%	99,452	102,455	3.0%
Controllable[2]	14,834	15,458	15,137	15,697	15,633	5.4%	56,759	61,925	9.1%
Non-Controllable[3]	2,611	2,788	2,643	2,688	2,657	1.8%	11,047	10,776	(2.5%)
Same-Store NOI[1]	$9,952	$10,485	$11,519	$12,084	$12,401	24.6%	$37,125	$46,489	25.2%
Same-Store NOI margin %	18.9%	19.5%	21.0%	21.5%	21.8%	289 bps	18.2%	21.0%	281 bps
RevPOR	$4,964	$5,109	$5,186	$5,196	$5,169	4.1%	$4,892	$5,164	5.6%

(1) See reconciliations in the appendix of this presentation.
(2) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(3) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT
10

ISHC & SHOP Partners (as of 12/31/2025) Number of Pro-Rata Share Consolidated Partner/Operator State Properties/Campuses Beds/Units Beds/Units Trilogy Management Services IN,OH,KY,MI,WI,NM,NC 149 15,165 15,165 Senior Solutions Management Group TX,LA,MS,GA,AR,MO 20 1,655 1,685 Great Lakes Management MN,WI 7 1,004 1,004 Compass Senior Living OR,WA,ID 16 946 946 Heritage Senior Living PA,VA 7 932 932 Cogir Senior Living NC,WA,CA,UT 14 904 904 Priority Life Care IN,MI 11 879 879 WellQuest Living CA,UT 4 408 408 Heritage Communities NE 2 220 220 Total 230 22,113 22,143

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Properties	19	19	19	18	18	—	—
AL/MC beds/units	538	538	538	538	538	538	538
SNF beds	956	960	960	882	882	956	882
Consolidated total beds/units	1,494	1,498	1,498	1,420	1,420	1,494	1,420
Average operator occupancy[1]	89.2%	89.0%	89.3%	88.5%	89.2%	91.0%	89.0%
Cash revenue[2]	$8,096	$8,225	$8,247	$8,027	$8,053	$38,971	$32,552
Debt security investment	2,117	1,481	1,163	1,165	1,167	8,690	4,976
Operating expenses	541	939	779	495	456	2,274	2,669
Cash NOI[2]	$9,672	$8,767	$8,631	$8,697	$8,764	$45,387	$34,859
Cash NOI margin %	94.7%	90.3%	91.7%	94.6%	95.1%	95.2%	92.9%

Same-Store	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q4 2025 vs Q4 2024	FY 2024	FY 2025	FY 2025 vs FY 2024
Properties	17	17	17	17	17		17	17	
Consolidated beds/units	1,360	1,364	1,364	1,364	1,364		1,360	1,364	
Average operator occupancy[1]	89.0%	89.0%	88.9%	88.2%	89.1%	14 bps	88.1%	88.8%	71 bps
Same-Store revenue[2]	$7,823	$7,782	$7,803	$7,870	$7,896	0.9%	$31,237	$31,351	0.4%
Same-Store operating expenses	516	639	496	495	456	(11.6%)	2,114	2,086	(1.3%)
Same-Store NOI[2]	$7,307	$7,143	$7,307	$7,375	$7,440	1.8%	$29,123	$29,265	0.5%
Same-Store NOI margin %	93.4%	91.8%	93.6%	93.7%	94.2%	82 bps	93.2%	93.3%	11 bps
Same-Store NOI (constant currency)[3]	$7,345	$7,202	$7,290	$7,345	$7,428	1.1%	$29,281	$29,265	(0.1%)

(1) Facilities are 100% triple-net leased and operators' occupancies exclude hospitals.
(2) See reconciliations in the appendix of this presentation.
(3) Includes currency adjustment for UK properties at 12/31/2025 YTD average GBP/USD rate of 1.32.

American Healthcare REIT

12

Triple-Net Leased Properties Rent Coverage Stratification

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q4 2025 [1]											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	–	–	1.6%	1.6%	11.4	1	–	–	1.6%	1.6%	11.4	1
0.80x - 0.89x	–	–	–	–	–	–	–	–	–	–	–	–
0.90x - 0.99x	0.6%	–	–	0.6%	6.4	1	–	–	–	–	–	–
1.00x - 1.09x	–	–	–	–	–	–	–	–	–	–	–	–
1.10x - 1.19x	1.1%	–	–	1.1%	24.7	1	0.6%	–	–	0.6%	6.4	1
1.20x - 1.29x	–	0.1%	–	0.1%	8.3	1	–	–	–	–	–	–
1.30x - 1.39x	–	–	–	–	–	–	–	–	–	–	–	–
1.40x - 1.49x	–	1.6%	–	1.6%	15.5	1	1.1%	–	–	1.1%	24.7	1
1.50x - 1.59x	–	–	–	–	–	–	–	–	–	–	–	–
1.60x - 1.69x	–	–	–	–	–	–	–	–	–	–	–	–
1.70x - 1.79x	–	–	–	–	–	–	–	–	–	–	–	–
1.80x - 1.89x	–	–	–	–	–	–	–	0.1%	–	0.1%	8.3	1
1.90x - 1.99x	–	–	–	–	–	–	–	1.6%	–	1.6%	15.5	1
> 2.00x	–	1.1%	0.4%	1.5%	5.4	2	–	1.1%	0.4%	1.5%	5.4	2
Total	**1.7%**	**2.8%**	**2.0%**	**6.5%**	**12.7**	**7**	**1.7%**	**2.8%**	**2.0%**	**6.5%**	**12.7**	**7**
Segment rent coverage [2]	**1.10x**	**1.67x**	**1.20x**	**1.37x**			**1.34x**	**2.16x**	**1.43x**	**1.72x**		
Tenant Occupancy	**87.4%**	**90.3%**	**N/A**	**89.2%**			**87.4%**	**90.3%**	**N/A**	**89.2%**		

(1) Represents trailing twelve month coverage metrics as of September 30, 2025. Percentages are based on Pro-Rata Cash NOI for the three months ended December 31, 2025.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT
13

Revenue and Lease Expiration(1) (as of 12/31/2025) (dollars in thousands) ABR of Expiring Leases (2) as % of Total ABR Triple-Net Leased Year OM Properties Interest Income (3) Total 2026 $5,968 6.0% $— 0.0% $— 0.0% $5,968 4.3% 2027 10,671 10.8% — 0.0% — 0.0% 10,671 7.6% 2028 14,771 15.0% — 0.0% 4,013 100.0% 18,784 13.4% 2029 14,115 14.3% — 0.0% — 0.0% 14,115 10.1% 2030 11,744 11.9% 5,778 15.5% — 0.0% 17,522 12.5% Thereafter 41,488 42.0% 31,401 84.5% — 0.0% 72,889 52.1% Total $98,757 100.0% $37,179 100.0% $4,013 100.0% $139,949 100.0% (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2026. (3) Represents total interest income from debt security investment.

Debt Maturities and Principal Payments (as of 12/31/2025)

(dollars in thousands)

Period	Line of Credit and Term Loan	Mortgage Loans Payable	Noncontrolling Interest's Share of Mortgage Loans Payable	Combined Pro-Rata Debt	% of Combined Pro-Rata Debt	Weighted Average Interest Rate [2][3]
2026	$—	$159,687	$(8,077)	$151,610	9.9%	3.06%
2027	550,000	56,182	—	606,182	39.7%	5.25%
2028	—	139,740	—	139,740	9.1%	4.40%
2029	—	16,963	—	16,963	1.1%	3.36%
2030	—	44,732	—	44,732	2.9%	4.51%
Thereafter [1]	—	568,261	—	568,261	37.2%	3.74%
Total	**$550,000**	**$985,565**	**$(8,077)**	**$1,527,488**	**100.0%**	
Weighted interest rate [2][3]	**5.43%**	**3.73%**	**2.64%**	**4.35%**		
Weighted average maturity (years)	**1.0**	**18.5**	**0.4**	**12.3**		
Percentage of variable-rate debt	**— %**	**— %**	**— %**	**— %**		

(1) Debt maturing after 2030 has a weighted average maturity date of April 2053 (27 Years).
(2) Interest rates reflect two in-place swap derivatives for $275 million each, which matured on January 19, 2026 with strikes at 4.41% and 3.74%. The Company has two additional interest rate swap derivatives for $350 million and $200 million with strikes at 3.51% and 3.52%, respectively, which were effective on January 20, 2026 and mature on January 19, 2027.
(3) Does not include interest rate impact from mortgage insurance premiums and equipment financing.

American Healthcare REIT
15

Full Year 2025 Real Estate Acquisitions and Dispositions (dollars and square feet in thousands) Acquisitions Number of Properties/ Gross Purchase Average Cost Reportable Segment Campuses Beds/Units Price per Bed/Unit Integrated Senior Health Campuses—Lease buyouts (1) 2 253 $35,660 $141 Integrated Senior Health Campuses—Unconsolidated joint venture interest (2) 5 704 $157,347 $224 Integrated Senior Health Campuses 18 1,821 $260,250 $143 SHOP 14 1,730 $589,000 $340 Dispositions Number of Properties/ Reportable Segment Campuses Beds/Units/GLA (3) Gross Proceeds SHOP 1 88 $3,250 Outpatient Medical 10 578 $34,524 Triple-Net Leased Properties 1 78 $6,600 Integrated Senior Health Campuses 2 270 $16,000 (1) The Company completed a lease buyout of the main building in an existing campus in November 2025 for approximately $12.3 million. (2) Gross purchase price represents 100% of total assets. The Company acquired the remaining 51% interest it did not previously own in the unconsolidated joint venture in July 2025. (3) Outpatient Medical represents Square Feet GLA in thousands.

Real Estate Development & Expansions (dollars in thousands) Development Timing Total Type of Spent To Expected Construction Expected Project Name State Segment Project Beds/Units Date Cost Start Completion Portage MI ISHC New Campus 108 $18,425 $22,854 Q3 2024 Q2 2026 Sylvania OH ISHC IL Villas 26 8,544 8,544 Q3 2024 Q1 2026 Harrodsburg KY ISHC IL Villas 32 9,047 9,951 Q3 2024 Q1 2026 Greenfield IN ISHC IL Villas 16 4,518 4,518 Q4 2024 Q2 2026 Ottawa OH ISHC IL Villas 30 7,744 8,569 Q1 2025 Q1 2026 Mooresville IN ISHC Wing Expansion 27 2,113 4,463 Q1 2025 Q3 2026 Scio Township MI ISHC New Campus 109 7,494 26,651 Q3 2025 Q1 2027 Holly MI ISHC New Campus 114 3,491 29,692 Q3 2025 Q2 2027 Lowell IN ISHC IL Villas 48 180 13,075 Q3 2025 Q1 2027 Noblesville IN ISHC IL Villas 34 835 10,401 Q3 2025 Q4 2026 Lafayette IN ISHC IL Villas 8 87 2,505 Q3 2025 Q1 2027 LaGrange KY ISHC IL Villas 26 2,093 8,791 Q3 2025 Q4 2026 Tiffin OH ISHC IL Villas 48 799 11,396 Q3 2025 Q4 2026 Harrison OH ISHC IL Villas 32 76 9,653 Q3 2025 Q2 2027 Jasper IN ISHC Wing Expansion 8 282 2,105 Q3 2025 Q4 2026 Warsaw IN ISHC Wing Expansion 24 1,135 4,868 Q3 2025 Q4 2026 Total 690 $66,863 $178,035

2026 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	2026 Guidance			
	FY 2026		FY 2026 - per diluted share	
	Low	High	Low	High
Net income attributable to common stockholders	$142.40	$153.49	$0.75	$0.81
Depreciation and amortization[2]	225.90	225.90	1.19	1.19
NAREIT FFO attributable to common stockholders	**$368.30**	**$379.39**	**$1.93**	**$1.99**
Amortization of other intangible assets/liabilities[2]	1.30	1.30	0.01	$0.01
Change in deferred rent[2]	(2.90)	(2.90)	(0.02)	$(0.02)
Non-cash impact of changes to equity plan[2][3]	15.40	15.40	0.08	$0.08
Other adjustments[4]	(2.20)	(2.20)	(0.01)	$(0.01)
Normalized FFO attributable to common stockholders	**$379.90**	**$390.99**	**$1.99**	**$2.05**
Weighted average diluted shares (in millions)	**190.6**	**190.6**		

FY 2026 Total Portfolio Same-Store NOI Growth Guidance

- **7.0% - 11.0%**

FY 2026 Segment-Level Same-Store NOI Growth Guidance

- **ISHC: 8.0% - 12.0%**
- **SHOP: 15.0% - 19.0%**
- **Outpatient Medical: 0.0% - 2.0%**
- **Triple-Net Leased Properties: 2.0 - 3.0%**

Other FY 2026 Guidance Assumptions

- **General and administrative expenses of $61 million to $65 million**
- **Interest expense of $85 million to $89 million**
- **Other income, net of $3 million to $6 million**
- **Expect to fund $100 million to $120 million for new development starts and on-going development projects**
- **Does not assume additional acquisitions beyond the ~$117.5 million closed YTD**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide, without unreasonable effort, guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenue, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes adjustments for capitalized interest, transaction, transition and restructuring costs and additional items as noted in the Company's definition for NFFO.

American Healthcare REIT 18

Components of NAV[1]

(dollars and square feet in thousands)

Segment	# of Properties/ Campuses	Square Feet	Total Beds/Units	Q4 2025 Cash NOI[2]	Q4 2025 Annualized Cash NOI[2]
ISHC	147	10,916	14,955	$69,746	$278,984
Outpatient Medical	70	3,653		18,645	74,580
SHOP	83	6,562	7,188	20,801	83,204
Triple-Net Leased Properties[3]	17	961	1,364	7,634	30,536
Total	317	22,092	23,507	$116,826	$467,304

Obligations (Outstanding principal balance as of 12/31/25)	Pro-Rata	Consolidated	Weighted Avg. Interest Rate
Mortgage debt	$977,488	$985,565	3.73%
Revolving LOC	—	—	5.06%
Term loan[4]	550,000	550,000	5.43%
Total debt	$1,527,488	$1,535,565	
Cash, cash equivalents and restricted cash pertaining to debt	(150,401)	(150,504)	
Net Debt	$1,377,087	$1,385,061	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	317,631	317,697	
Other	58,624	58,640	
Total other tangible liabilities, net	376,255	376,337	
Financing	33,819	33,819	
Lease obligations	135,594	135,603	
Net obligations	$1,922,755	$1,930,820	
Other Assets			
Debt security investment, gross	$92,043	$92,043	
Other tangible assets:			
Accounts receivable	204,313	204,313	
Capital expenditures	92,828	92,845	
Inventory	18,837	18,837	
Other	63,426	63,446	
Total other tangible assets	379,404	379,441	
Sold assets/assets expected to be sold	8,100	8,100	
Total other assets	$479,547	$479,584	
Common Shares and OP Units Issued and Outstanding			
Total common shares	185,911,442	185,911,442	
Total OP Units	1,936,425	1,936,425	
Total common shares and OP Units	187,847,867	187,847,867	

(1) Dollars, square feet and beds/units are presented on a consolidated basis as of December 31, 2025.
(2) Cash NOI is adjusted to exclude non-recurring items for the three months ended December 31, 2025.
(3) Excludes interest income from debt security investment.
(4) Weighted average rates reflect in-place swap derivatives.

American Healthcare REIT
19

Components of NAV(1) (dollars and square feet in thousands) # of Properties/ Square Total Q4 2025 Q4 2025 Annualized Segment Campuses Feet Beds/Units Cash NOI (2) Cash NOI (2) ISHC 147 10,916 14,955 $69,746 $278,984 Outpatient Medical 70 3,653 18,645 74,580 SHOP 83 6,562 7,188 20,801 83,204 Triple-Net Leased Properties (3) 17 961 1,364 7,634 30,536 Total 317 22,092 23,507 $116,826 $467,304 Weighted Avg. Obligations (Outstanding principal balance as of 12/31/25) Pro-Rata Consolidated Interest Rate Mortgage debt $977,488 $985,565 3.73% Revolving LOC — — 5.06% Term loan(4) 550,000 550,000 5.43% Total debt $1,527,488 $1,535,565 Cash, cash equivalents and restricted cash pertaining to debt (150,401) (150,504) Net Debt $1,377,087 $1,385,061 Other tangible liabilities, net: Accounts payable and accrued liabilities 317,631 317,697 Other 58,624 58,640 Total other tangible liabilities, net 376,255 376,337 Financing 33,819 33,819 Lease obligations 135,594 135,603 Net obligations $1,922,755 $1,930,820 Other Assets Debt security investment, gross $92,043 $92,043 Other tangible assets: Accounts receivable 204,313 204,313 Capital expenditures 92,828 92,845 Inventory 18,837 18,837 Other 63,426 63,446 Total other tangible assets 379,404 379,441 Sold assets/assets expected to be sold 8,100 8,100 Total other assets $479,547 $479,584 Common Shares and OP Units Issued and Outstanding Total common shares 185,911,442 185,911,442 Total OP Units 1,936,425 1,936,425 Total common shares and OP Units 187,847,867 187,847,867 (1) Dollars, square feet and beds/units are presented on a consolidated basis as of December 31, 2025. (2) Cash NOI is adjusted to exclude non-recurring items for the three months ended December 31, 2025. (3) Excludes interest income from debt security investment. (4) Weighted average rates reflect in-place swap derivatives. Fourth Quarter 2025 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(in thousands, except share and per share amounts)

	Q4 2025	Q4 2024	FY 2025	FY 2024
Net income (loss)	$10,940	$(32,429)	$70,818	$(35,600)
Depreciation and amortization related to real estate — consolidated properties	55,257	46,877	187,237	179,040
Depreciation and amortization related to real estate — unconsolidated entities	16	504	1,034	1,186
Impairment of real estate investments — consolidated properties	11,802	45,755	49,935	45,755
Loss (gain) on dispositions of real estate investments, net — consolidated properties	621	(2,956)	2,965	(5,213)
Gain on re-measurement of previously held equity interest	—	—	(14,580)	—
Net (income) loss attributable to noncontrolling interests	(165)	656	(1,012)	(2,212)
Depreciation, amortization, impairments, net gain/loss on dispositions and gain on re-measurement — noncontrolling interests	(847)	(1,986)	(3,063)	(17,851)
NAREIT FFO attributable to controlling interest	**77,624**	**56,421**	**293,334**	**165,105**
Transaction, transition and restructuring costs	3,295	807	5,103	7,141
Amortization of above- and below-market leases	323	415	1,386	1,692
Amortization of closing costs — debt security investment	12	86	72	324
Change in deferred rent	(727)	(668)	(2,604)	(2,411)
Non-cash impact of changes to equity instruments	5,451	2,037	14,621	9,367
Capitalized interest	(641)	(73)	(1,484)	(334)
Loss on debt and derivative extinguishments	46	3,530	1,830	5,382
(Gain) loss in fair value of derivative financial instruments	(179)	(3,192)	1,034	(1,030)
Foreign currency loss (gain)	6	3,119	(3,175)	774
Non-cash income tax benefit	(2,298)	—	(23,699)	—
Adjustments for unconsolidated entities	—	(1)	4	(320)
Adjustments for noncontrolling interests	(72)	(85)	67	(768)
Normalized FFO attributable to controlling interest	**$82,840**	**$62,396**	**$286,489**	**$184,922**
NAREIT FFO and Normalized FFO weighted average common share outstanding — diluted	178,393,070	154,449,288	166,849,603	131,211,731
NAREIT FFO per common share attributable to controlling interest — diluted	**$0.44**	**$0.37**	**$1.76**	**$1.26**
Normalized FFO per common share attributable to controlling interest — diluted	**$0.46**	**$0.40**	**$1.72**	**$1.41**
Distributions paid to common stockholders	$42,856	$38,304	$163,522	$120,895

(1) Totals may not add due to rounding.

American Healthcare REIT
21

Adjusted EBITDA Reconciliation (in thousands) Net income $10,940 Interest expense, net (including amortization of deferred financing costs, debt 19,806 discount/premium and loss on debt extinguishments) Income tax benefit (2,415) Depreciation and amortization (including amortization of leased assets and 55,786 accretion of lease liabilities) EBITDA 84,117 Income from unconsolidated entities (657) Straight line rent and amortization of above/below market leases (867) Non-cash impact of changes to equity instruments 5,451 Transaction, transition and restructuring costs 3,295 Loss on dispositions of real estate investments, net 621 Amortization of closing costs — debt security investment 12 Foreign currency loss 6 Gain in fair value of derivative financial instruments (179) Impairment of real estate investments 11,802 Non-recurring one-time items (863) Adjusted EBITDA $102,738

Coverage Ratios and Net Debt Reconciliation(1) (dollars in thousands) Q4 2025 Interest Coverage Ratios Interest expense(2) $19,806 Capitalized interest 641 Loss on extinguishment of debt (46) Non-cash interest expense(3) (1,410) Total Interest $18,991 Interest Coverage Ratio(4) 5.4X Fixed Charges Coverage Ratio Total interest $18,991 Secured debt principal amortization 5,447 Total Fixed Charges $24,438 Fixed Charge Coverage Ratio(4) 4.2X Total debt $1,535,565 Cash and cash equivalents (114,836) Restricted cash pertaining to debt (35,668) Net Debt $1,385,061 Net Debt-to-Annualized Adjusted EBITDA 3.4X (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Includes approximately $1.6 million of cash interest expense from mortgage insurance premiums and equipment financing. (3) Non-cash interest expense includes amortization of loan fees and debt discount/premium. (4) Interest Coverage Ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage Ratio calculated as Adjusted EBITDA divided by Total Fixed Charges.

Same-Store Property Reconciliation For the Twelve Months Ended December 31, 2025 Integrated Senior Triple-Net Leased Health Campuses Outpatient Medical SHOP Properties Total properties/campuses 147 71 83 18 Recent acquisition (23) — (34) —Non-Core Properties — (4) (2) (1) Expansion and development (8) — (1) —Same-Store properties 116 67 46 17

Cash NOI Reconciliation

(in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Net (loss) income	$(32,429)	$(6,840)	$10,079	$56,639	$10,940	$(35,600)	$70,818
General and administrative	12,064	13,155	14,943	14,108	16,529	47,559	58,735
Transaction, transition and restructuring costs	807	1,837	(79)	50	3,295	7,141	5,103
Depreciation and amortization	46,915	41,114	41,941	49,181	55,323	179,192	187,559
Interest expense	30,301	22,945	22,632	20,392	19,806	127,730	85,775
(Gain) loss in fair value of derivative financial instruments	(3,192)	750	629	(166)	(179)	(1,030)	1,034
(Gain) loss on dispositions of real estate investments, net	(2,956)	359	2,676	(691)	621	(5,213)	2,965
Impairment of real estate investments	45,755	21,706	12,659	3,768	11,802	45,755	49,935
Loss (gain) from unconsolidated entities	2,505	1,848	1,238	(462)	(657)	6,868	1,967
Gain on re-measurement of previously held equity interests	—	—	—	(14,580)	—	—	(14,580)
Foreign currency loss (gain)	3,119	(1,416)	(2,742)	977	6	774	(3,175)
Other income, net	(4,246)	(1,525)	(1,480)	(2,309)	(3,491)	(11,353)	(8,805)
Income tax expense (benefit)	486	604	732	(21,092)	(2,415)	1,713	(22,171)
Total NOI	99,129	94,537	103,228	105,815	111,580	363,536	415,160
Straight line rent	(672)	(735)	(821)	(730)	(793)	(3,234)	(3,079)
Facility rental expense	7,642	7,499	7,278	7,030	6,849	31,989	28,656
Other non-cash adjustments	158	202	182	133	163	1,187	680
Cash NOI from dispositions	(2,508)	(221)	(393)	(102)	27	(2,508)	(689)
Cash NOI attributable to noncontrolling interests[1]	(271)	(251)	(256)	(251)	(250)	(1,002)	(1,008)
Cash NOI	$103,478	$101,031	$109,218	$111,895	$117,576	$389,968	$439,720

(1) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

25

Same-Store Revenue Reconciliation (1/2)

(in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Integrated Senior Health Campuses							
GAAP revenue	$423,290	$423,364	$423,825	$449,719	$467,027	$1,619,812	$1,763,935
Cash revenue from dispositions	(1,774)	(1,480)	(1,201)	—	—	(1,774)	(2,681)
Cash revenue[1]	421,516	421,884	422,624	449,719	467,027	1,618,038	1,761,254
Revenue attributable to new acquisitions/dispositions/other[1]	(105,457)	(98,572)	(99,681)	(113,984)	(127,817)	(407,681)	(440,054)
Revenue attributable to Non-Core Properties[1]	(3,627)	(3,855)	—	—	—	(14,138)	(3,855)
Other normalizing revenue adjustments[1]	—	—	—	—	—	(1,236)	—
Same-Store revenue[1]	$312,432	$319,457	$322,943	$335,735	$339,210	$1,194,983	$1,317,345
Outpatient Medical							
GAAP revenue	$33,276	$33,194	$31,254	$31,181	$30,449	$134,740	$126,078
Straight line rent	(134)	(173)	(259)	(243)	(363)	(568)	(1,038)
Other non-cash adjustments	(399)	(324)	(350)	(380)	(356)	(1,113)	(1,410)
Cash revenue from dispositions	(304)	—	(460)	(427)	(172)	(304)	(1,059)
Cash revenue	32,439	32,697	30,185	30,131	29,558	132,755	122,571
Revenue attributable to dispositions	—	—	—	—	1	(3,029)	1
Revenue attributable to Non-Core Properties	(3,910)	(3,891)	(1,508)	(772)	(566)	(16,433)	(6,737)
Same-Store revenue	$28,529	$28,806	$28,677	$29,359	$28,993	$113,293	$115,835
SHOP							
GAAP revenue	$73,543	$73,812	$77,460	$82,339	$96,960	$263,986	$330,571
Cash revenue from dispositions	—	(166)	—	—	—	—	(166)
Cash revenue attributable to noncontrolling interests[2]	(272)	(270)	(276)	(278)	(276)	(1,041)	(1,100)
Cash revenue[2]	73,271	73,376	77,184	82,061	96,684	262,945	329,305
Revenue attributable to new acquisitions/dispositions	(18,916)	(17,927)	(20,765)	(24,187)	(38,281)	(53,310)	(101,160)
Revenue attributable to development conversion	(491)	(638)	(753)	(864)	(897)	(1,587)	(3,152)
Revenue attributable to Non-Core Properties	(1,044)	(1,003)	(936)	(877)	(532)	(3,745)	(3,348)
Other normalizing revenue adjustments	(94)	—	—	—	—	80	—
Same-Store revenue[2]	$52,726	$53,808	$54,730	$56,133	$56,974	$204,383	$221,645

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

26

Same-Store Revenue Reconciliation (2/2)

(in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Triple-Net Leased Properties							
GAAP revenue	$12,631	$10,233	$9,964	$9,698	$9,644	$52,130	$39,539
Straight line rent	(538)	(562)	(562)	(487)	(430)	(2,666)	(2,041)
Other non-cash adjustments	220	225	199	200	200	859	824
Cash revenue from dispositions	(1,910)	—	—	(25)	—	(1,910)	(25)
Cash revenue attributable to noncontrolling interest[2]	(190)	(190)	(191)	(194)	(194)	(752)	(769)
Cash revenue	10,213	9,706	9,410	9,192	9,220	47,661	37,528
Debt security investment	(2,117)	(1,481)	(1,163)	(1,165)	(1,167)	(8,690)	(4,976)
Revenue attributable to dispositions	—	—	—	—	—	(6,507)	—
Revenue attributable to Non-Core Properties	(273)	(182)	(183)	(157)	(157)	(1,227)	(679)
Other normalizing revenue adjustments	—	(261)	(261)	—	—	—	(522)
Same-Store revenue	$7,823	$7,782	$7,803	$7,870	$7,896	$31,237	$31,351
Total Portfolio							
GAAP revenue	$542,740	$540,603	$542,503	$572,937	$604,080	$2,070,668	$2,260,123
Straight line rent	(672)	(735)	(821)	(730)	(793)	(3,234)	(3,079)
Other non-cash adjustments	(179)	(99)	(151)	(180)	(156)	(254)	(586)
Cash revenue from dispositions	(3,988)	(1,646)	(1,661)	(452)	(172)	(3,988)	(3,931)
Cash revenue attributable to noncontrolling interests[2]	(462)	(460)	(467)	(472)	(470)	(1,793)	(1,869)
Cash revenue[1] [2]	537,439	537,663	539,403	571,103	602,489	2,061,399	2,250,658
Debt security investment	(2,117)	(1,481)	(1,163)	(1,165)	(1,167)	(8,690)	(4,976)
Revenue attributable to new acquisitions/dispositions/other[1]	(124,373)	(116,499)	(120,446)	(138,171)	(166,097)	(470,527)	(541,213)
Revenue attributable to development conversion	(491)	(638)	(753)	(864)	(897)	(1,587)	(3,152)
Revenue attributable to Non-Core Properties[1]	(8,854)	(8,931)	(2,627)	(1,806)	(1,255)	(35,543)	(14,619)
Other normalizing revenue adjustments[1]	(94)	(261)	(261)	—	—	(1,156)	(522)
Same-Store revenue[1] [2]	$401,510	$409,853	$414,153	$429,097	$433,073	$1,543,896	$1,686,176

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT

27

Same-Store NOI Reconciliation (1/2)

(in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Integrated Senior Health Campuses							
NOI	$53,586	$52,717	$60,068	$61,320	$62,897	$189,273	$237,002
Facility rental expense	7,642	7,499	7,278	7,030	6,849	31,989	28,656
Cash NOI from dispositions	(341)	(274)	(198)	–	–	(341)	(472)
Cash NOI[1]	60,887	59,942	67,148	68,350	69,746	220,921	265,186
New acquisitions/dispositions/other[1]	(4,013)	(559)	(5,065)	(6,032)	(5,436)	(9,832)	(17,092)
Non-Core Properties[1]	(461)	(563)	–	–	–	(2,042)	(563)
Other normalizing adjustments[1]	–	–	–	1,044	–	974	1,044
Same-Store NOI[1]	$56,413	$58,820	$62,083	$63,362	$64,310	$210,021	$248,575
Outpatient Medical							
NOI	$20,800	$20,509	$19,062	$19,128	$18,717	$83,855	$77,416
Straight line rent	(134)	(173)	(259)	(243)	(363)	(568)	(1,038)
Other non-cash adjustments	(81)	(41)	(36)	(85)	(55)	252	(217)
Cash NOI from dispositions	(261)	(2)	(203)	(127)	23	(261)	(309)
Cash NOI	20,324	20,293	18,564	18,673	18,322	83,278	75,852
Dispositions	–	–	–	–	–	(2,119)	–
Non-Core Properties	(2,160)	(2,066)	(355)	(87)	(99)	(9,113)	(2,607)
Other normalizing adjustments	–	–	–	–	337	–	337
Same-Store NOI	$18,164	$18,227	$18,209	$18,586	$18,560	$72,046	$73,582
SHOP							
NOI	$12,675	$12,036	$14,932	$16,208	$20,797	$40,632	$63,973
Cash NOI from dispositions	–	55	8	25	4	–	92
Cash NOI attributable to noncontrolling interests[2]	(80)	(62)	(65)	(58)	(57)	(250)	(242)
Cash NOI[2]	12,595	12,029	14,875	16,175	20,744	40,382	63,823
New acquisitions/dispositions	(3,156)	(2,139)	(4,002)	(4,595)	(8,661)	(6,960)	(19,397)
Development conversion	576	360	277	343	301	2,290	1,281
Non-Core Properties	31	112	167	161	17	536	457
Other normalizing adjustments	(94)	123	202	–	–	877	325
Same-Store NOI[2]	$9,952	$10,485	$11,519	$12,084	$12,401	$37,125	$46,489

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT
28

Same-Store NOI Reconciliation (2/2)

(in thousands)

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2024	FY 2025
Triple-Net Leased Properties							
NOI	$12,068	$9,275	$9,166	$9,159	$9,169	$49,776	$36,769
Straight line rent	(538)	(562)	(562)	(487)	(430)	(2,666)	(2,041)
Other non-cash adjustments	239	243	218	218	218	935	897
Cash NOI from dispositions	(1,906)	—	—	—	—	(1,906)	—
Cash NOI attributable to noncontrolling interest[2]	(191)	(189)	(191)	(193)	(193)	(752)	(766)
Cash NOI	9,672	8,767	8,631	8,697	8,764	45,387	34,859
Debt security investment	(2,117)	(1,481)	(1,163)	(1,165)	(1,167)	(8,690)	(4,976)
Dispositions	—	—	—	—	—	(6,454)	—
Non-Core Properties	(248)	(143)	(161)	(157)	(157)	(1,120)	(618)
Same-Store NOI	$7,307	$7,143	$7,307	$7,375	$7,440	$29,123	$29,265
Total Portfolio							
NOI	$99,129	$94,537	$103,228	$105,815	$111,580	$363,536	$415,160
Straight line rent	(672)	(735)	(821)	(730)	(793)	(3,234)	(3,079)
Facility rental expense	7,642	7,499	7,278	7,030	6,849	31,989	28,656
Other non-cash adjustments	158	202	182	133	163	1,187	680
Cash NOI from dispositions	(2,508)	(221)	(393)	(102)	27	(2,508)	(689)
Cash NOI attributable to noncontrolling interests[2]	(271)	(251)	(256)	(251)	(250)	(1,002)	(1,008)
Cash NOI[1][2]	103,478	101,031	109,218	111,895	117,576	389,968	439,720
Debt security investment	(2,117)	(1,481)	(1,163)	(1,165)	(1,167)	(8,690)	(4,976)
New acquisitions/dispositions/other[1]	(7,169)	(2,698)	(9,067)	(10,627)	(14,097)	(25,365)	(36,489)
Development conversion	576	360	277	343	301	2,290	1,281
Non-Core Properties[1]	(2,838)	(2,660)	(349)	(83)	(239)	(11,739)	(3,331)
Other normalizing adjustments[1]	(94)	123	202	1,044	337	1,851	1,706
Same-Store NOI[1][2]	$91,836	$94,675	$99,118	$101,407	$102,711	$348,315	$397,911

(1) Prior periods' information is presented to reflect the increase in ownership to 100.0% in the Company's ISHC segment effective September 2024.
(2) All periods are based upon current quarter's ownership percentage.

American Healthcare REIT 29

Defined Terms • Adjusted EBITDA: EBITDA excluding the impact of income or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash stock-based compensation expense, transaction, transition and restructuring costs, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) Adjusted EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include Pro-Rata ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, facilities rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated Senior Health Campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. 30

Defined Terms • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, transaction, transition and restructuring costs, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • NOI margin: Calculated by dividing NOI by revenue. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): transaction, transition and restructuring costs; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non-recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. • OM: Outpatient Medical buildings. • OP Unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of December 31, 2025, we owned and/or operated six other buildings through entities of which we owned between 90.0% and 90.6% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”.

Defined Terms • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loan and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; one of our consolidated subsidiaries, in which we indirectly own a 100% interest in Trilogy as of December 31, 2025. • Triple-Net Leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property, and paying property taxes and other expenses.